Freedom EdgeSM

   PHL Variable Accumulation Account issued by PHL Variable Insurance Company Phoenix Life Variable Accumulation Account issued by Phoenix Life Insurance
                                     Company

                  Supplement to Prospectuses Dated June 2, 2003




The last paragraph of the "Other Charges" subsection of your prospectus is deleted.

The following paragraph is added to the end of the "Sales of Variable Accumulation Contracts" section of your prospectus:

    We pay broker-dealers who sell the contract a commission of generally up to 1% of premium payments and a trail commission which is determined as a percentage of the contract value. Broker-dealers receiving commissions will generally pay a portion of it to their registered representatives as compensation related to sales of the contracts.

    To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.


Dated: September 16, 2003      Please keep this supplement for future reference.


TF837